MASSMUTUAL FUNDS
MassMutual Small Company Value Fund
Supplement dated September 23, 2025 to the
Prospectus dated February 1, 2025 and the
Summary Prospectus dated February 1, 2025
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
Effective September 12, 2025 (the “Termination Date”), the MassMutual Small Company Value Fund (the “Fund”) was dissolved pursuant to a Plan of Liquidation and Termination, approved by the Board of Trustees of the MassMutual Select Funds. Shareholders of the various classes of shares of the Fund received proceeds in proportion to the number of shares of such class held by each of them on the Termination Date.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
SELMPRO-25-12
SCV-25-03